Exhibit 99.2

Confidential Strengthening the 3C Platform Acquisition of Carpathia Hosting, Inc.

Confidential 2 . © 2015 QTS. All Rights Reserved Forward Looking Statements Some of the statements contained in this presentation constitute forward - looking statements within the meaning of the federal se curities laws. Forward - looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and simila r e xpressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operati ons contain forward - looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions a re forward - looking statements. In some cases, you can identify forward - looking statements by the use of forward - looking terminology such as “may,” “will,” “should,” “e xpects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases wh ich are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward - looking statements by discu ssions of strategy, plans or intentions. The forward - looking statements contained in this presentation reflect our current views about future events and are subject to n umerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those exp ressed in any forward - looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - lo oking statements: • adverse economic or real estate developments in our markets or the technology industry; • national and local economic conditions; • difficulties in identifying properties to acquire and completing acquisitions; • our failure to successfully develop, redevelop and operate acquired properties; • significant increases in construction and development costs; • the increasingly competitive environment in which we operate; • defaults on or non - renewal of leases by customers; • increased interest rates and operating costs, including increased energy costs; • financing risks, including our failure to obtain necessary outside financing; • decreased rental rates or increased vacancy rates; • dependence on third parties to provide Internet, telecommunications and network connectivity to our data centers; • our failure to qualify and maintain our qualification as a REIT; • environmental uncertainties and risks related to natural disasters; • financial market fluctuations; and • changes in real estate and zoning laws and increases in real property tax rates. While forward - looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward - looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, futu re events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward - looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2014. We refer you to our periodic reports furnished or filed with the SEC and posted to our website for further information regarding our usage of non - GAAP financial measures and reconciliation of them to our GAAP re sults.

# Transaction overview

| | |
|---|---|
| **Transaction** | • On May 6, 2015, QTS Realty Trust, Inc. ("QTS" or the "Company") entered into a definitive agreement to acquire Carpathia Hosting, Inc. ("Carpathia"), for $326 million<br>• Carpathia is a leading colocation, cloud and managed services infrastructure as a service ("IaaS") provider offering high level security and compliance solutions to sophisticated enterprises and federal agencies |
| **Business overview** | • Colocation, Hybrid Cloud, and Managed Services provider purpose-built to deliver on the complex, compliant private and hybrid cloud and managed services requirements of highly demanding enterprises and public sector agencies<br>• Approximately 230 total customers with strong federal (~35% of MRR[a]) and extensive sophisticated enterprise (~65% of MRR[a]) customer base<br>• C2 / C3 MRR mix of approximately 25% and 75%, respectively[a] |
| **Financial considerations** | • All-cash purchase price of ~$290 million plus the assumption of approximately ~$36 million of capital leases expected to be funded on a leverage neutral basis<br>• Annualized impact in 2015 of ~$90 million of revenue and ~$34 million of adjusted EBITDA (pro forma for ~$2 million of run-rate synergies expected in 2016)<br>• 2H 2015E annualized adj. EBITDA multiple, pro forma for synergies, of 9.6x and yr-1 ROIC[b] of ~17% and growing<br>• Transaction will be immediately accretive; expected $0.10 of accretion for OFFO per share and $0.25 for AFFO per share in 2016E, respectively |
| **Timing** | • The transaction is expected to close mid-year, subject to customary closing conditions |

(a) Based on 2014 MRR.
(b) Represents 2nd Half 2015 estimated annualized NOI yield on invested capital.

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© 2015 QTS. All Rights Reserved

# Strategic benefits of Carpathia acquisition

| | |
|---|---|
| **1 Enhances already well-established C2 & C3 platform** | • Brings scale to QTS' existing C3 business and accelerates cloud capabilities and roadmap<br>• Diversifies QTS revenue mix (product, geography, customer base)<br>• Adds talented management team with successful track record |
| **2 Accelerates QTS federal business** | • Differentiated platform with significant public sector compliance expertise<br>• Carpathia's federal platform is additive to QTS' highly secured, compliant mega data centers and will be a strong complement with our Richmond facility |
| **3 Complementary with QTS' focus on security and compliance** | • Platform focused on delivering market-leading compliance and securities capabilities<br>• Further differentiates QTS in highly regulated markets such as government and healthcare |
| **4 Deepens customer base** | • Adds approximately 230 total customers to QTS' current customer base of over 850<br>• Ability to leverage QTS infrastructure to Carpathia customer base and Carpathia products to QTS customer base |
| **5 Diversifies geographic footprint** | • 8 domestic and 5 international data centers brings scale and diversification to existing QTS footprint<br>• International capabilities to support QTS customer expansion<br>• IBX Vault campus strategically located close to QTS Richmond mega-data center<br>• Migration opportunities over time for certain Carpathia leased facilities |
| **6 Immediate and long-term financial benefit** | • Immediately accretive to QTS (per share accretion of ~$0.01 to OFFO and ~$0.10 to AFFO in 2015E)<br>• Expected accretion of $0.10 and $0.25 for 2016E OFFO and AFFO per share, respectively<br>• Expected year-1 ROIC of ~17%[(a)]<br>• Expected run-rate synergies of ~$2 million beginning in 2016 |

(a) Represents 2nd Half of 2015 estimated annualized NOI yield on invested capital.

4.
© 2015 QTS. All Rights Reserved

Confidential 5 . © 2015 QTS. All Rights Reserved QTS uniquely positioned to capitalize on strong industry trends Strong industry fundamentals Attractive federal market opportunity $21 $24 $28 $32 $23 $28 $33 $40 $4 $6 $8 $10 $48 $58 $69 $82 2013 2014 2015 2016 Multi-tenant data centers Managed Hosting Infrastructure-as-a-Service 15.0% 20.3% 37.4% (Hybrid IT infrastructure spend in $ billions) $3.0 $3.5 $4.5 $5.2 $6.5 $8.0 2014 2015 2016 2017 2018 2019 (Federal market spend on IT infrastructure in $ billions) QTS is the only Data Center REIT that can meet increasing customer needs for integrated C1/C2/C3 solutions and can capitalize on momentum in the federal market Source: 451 Research • QTS meets evolving customer demand through flexible contracts and integrated hybrid solutions that allow enterprise and federal customers to pivot as their IT and data stack needs shift throughout their lifecycle Demand for an integrated solution that includes C1, C2 and C3 is expected to increase as companies seek a comprehensive and efficient solution from one trusted service provider • Government sector clients represent an important driver of the market growth - Continued trend of IT outsourcing - Continued adoption of cloud solutions Source: Gartner

# QTS platform enhances the value of real estate


SaaS
PaaS
IaaS
Custom / Colocation
QTS customers
C3
C2
C1
Customer Applications
Platform Applications
Managed services
Compute
Networking
Storage
Racks, Cages, Suites
Cooling / Power
Land / Powered shell

*Customer owned applications and platform systems on QTS world class data center infrastructure*

*Physical infrastructure overlaid with customization, managed services, and leading security and compliance*

*Allows customer to benefit from QTS' highly available cloud infrastructure*

*Allows customer to benefit from QTS' best in class, mega scale data center*

**QTS C3 product provides physical and logical infrastructure to enhance the value of the real estate**

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© 2015 QTS. All Rights Reserved

# Carpathia is a premier, global colocation, cloud, & managed services provider

**Carpathia has high-quality products and services to complement QTS' strategic direction**

## Company overview

- Founded in 2003
- Headquartered in Dulles, VA
  - 13 Data Centers in 9 markets
  - International presence in Toronto, Amsterdam, London, Hong Kong, and Sydney
- ~230 commercial and federal customers
- High quality, entrepreneurial management team with track record of success

## 2nd Half 2015E annualized financials

*($ in millions)*

**'12A – '14A Revenue CAGR: 15%**
**'12A – '14A adj. EBITDA CAGR: 26%**



~$90
~$34 Pro Forma
~$2 Synergies in 2016
$32
Revenue
Adjusted EBITDA

## Product and capabilities support QTS strategy

### Broad Cloud Platform

- Deepens reach in fast growing hybrid cloud industry
- Over 200 private clouds
- Key clients in Big Data, Mobile and Media

### Security and Compliance Focus

- Enhances existing QTS Platform
- Further expands client base
- 10+ years of experience

### Proven Federal Expertise

- ~65 customers
- 50+ Authorities to Operate (ATO's)
- Federal compliance and appropriate clearances
- Key Systems Integrator relationships

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© 2015 QTS. All Rights Reserved

# High value customer base

**Carpathia has over 230 high value enterprise and federal customers**

**MRR contribution by segment[(a)]**



Federal
~35%
Enterprise
~65%

**MRR mix by product[(a)]**



C2
~25%
C3
~75%

**MRR contribution by region[(a)]**



West
4%
Northeast
1%
Southwest
10%
International
11%
Midatlantic
74%

**Customer highlights**

- Approximately 230 high-MRR, high-margin customers that require mission-critical front or back-end infrastructure with compliance requirements and mandates
- Low annual churn of 7.0%[(b)]
- Multi-year contracts
- $31,000 MRR per customer average
- Top customers with average MRR >$500,000
- Key growth, up-selling and cross-selling opportunities for QTS

8.
© 2015 QTS. All Rights Reserved

(a) Based on 2014 MRR.
(b) Churn is defined as the MRR impact from a customer completely departing the platform in a given period compared to the total MRR at the beginning of the period.

# Highly complementary footprint

**The Carpathia portfolio adds 8 domestic and 5 international facilities to QTS' existing footprint**

**Overlap in existing markets supports customer migration to QTS existing footprint**



London
Amsterdam
Hong Kong
Sydney
QTS
Carpathia
Overlapping markets

**Opens international platform to QTS customer base for capital efficient expansion**

Toronto
Amsterdam
London
Hong Kong
Sydney

**Complementary footprint in Mid-Atlantic to support Federal Government business**

## The Vault Campus

- Purpose-built to support full range of security and compliance standards
- 29 mi. from downtown D.C.

## QTS Richmond

QTS mega data center positioned well for federal customers and can provide complimentary C1 and C2 product offerings to Carpathia's Federal customer base

## Portfolio highlights[a]

| | |
|---|---|
| Properties | 13 |
| Markets | 9 |
| Capacity (kW)[b] | ~9,100 |
| Square feet[b] | ~66,700 |

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© 2015 QTS. All Rights Reserved

(a) See appendix for additional details on Carpathia portfolio.
(b) These figures do not include Pods 2 & 3 at the IBX Vault that will provide an additional 3,600 kw and 28,316 SF of total capacity in Virginia

Confidential 10 . © 2015 QTS. All Rights Reserved C1 / C2 / C3 mix (a) C1 43% C2 49% C3 8% Midatlantic 28% Southeast 44% Southwest 4% Northeast 9% West 12% International 3% Southeast 62% West 17% Northeast 10% Midatlantic 10% Southwest 1% C1 31% C2 42% C3 27% The combined strength of QTS and Carpathia The acquisition of Carpathia enhances the already well - established and fully - integrated QTS 3C platform and further strengthens a leading enterprise and federal Data Center IaaS provider (a) Based on 2014A MRR. (b) Relates to customers that use only C3 or use both C2 and C3. Includes Carpathia’s C2 MRR which is approximately 25% of its total MRR. QTS Today Pro forma 850 # of customers >1,000 ~$15,000 average ~$200,000 largest C3 MRR per customer (a)(b) ~$27,000 average ~$500,000 largest 23% MRR from top 5 customers (a) 17% MRR by region (a) Customer opportunities Diversification 12 # of Data Centers 25 8 # of markets 14 (includes 5 international) Scale

Confidential 11 . © 2015 QTS. All Rights Reserved Additional financial benefits Attractive 2015E adjusted EBITDA purchase multiple of 9.6x (a) and immediately accretive to earnings on a leverage neutral basis; excludes incremental revenue and cross - selling benefits from combined platform Purchase price details Financial benefits Purchase price ~$290 Capitalized leases ~$36 Purchase TEV $326 Expected upfront transaction expenses of ~$7 million and i ntegration costs through 2016 of ~$15 million Per share accretion 2H 2015E 2016E OFFO $0.01 $0.10 AFFO $0.10 $0.25 2 nd Half 2015E annualized financials Revenue ~$ 90 Adjusted EBITDA ~$32 Synergies (2016E) ~$2 Pro forma adjusted EBITDA ~$ 34 ROIC Year 1 (b) 17% (a) Pro forma for $2 million in synergies expected in 2016 . (b) Represents 2 nd Half 2015E annualized NOI yield on invested capital. ($ in millions) ($ in millions)

Confidential 12 . © 2015 QTS. All Rights Reserved Key takeaways Enhances already well - established C2 & C3 platform 1 Deepens customer base with upselling opportunities 2 Diversifies geographic footprint and adds international capabilities 3 Highly complementary with QTS’ focus on security and compliance 4 Accelerates QTS’ federal business 5 Immediate and long - term financial benefit; immediately accretive on a leverage neutral basis 6 Carpathia brings immediate scale and diversification to QTS as it continues to offer best - in - class fully - integrated services platform to sophisticated enterprise and federal customers

Confidential Appendix

Confidential 14 . © 2015 QTS. All Rights Reserved Facilities overview ( i .) Figures are as of December 31st, 2014 . ( ii .) These figures do not include Pods 2 & 3 at the IBX Vault that will provide an additional 3,600 kw and 28,316 SF of total capacity i n V irginia. ( iii .) Other Domestic includes New Jersey and Silicon Valley. ( iv.) International includes Toronto, Amsterdam, London, Hong Kong, and Sydney. ( v.) Table does not include ~$600K of MRR related to Connectivity/Bandwidth/Backup products across multiple sites. Properties (i.) Capacity (sq. ft) Capacity (kW) Power Utilization (%) Lease Expiration MRR (000s) IBX Vault - Virgina (ii.) 17,883 2,520 57% Feb-2025 $1,959 Northern Virginia - Other 36,585 4,775 86% Jul-17 to Jan-19 $2,823 Phoenix 9,403 1,162 77% Oct-2026 $668 Other Domestic (iii.) 825 202 100% Dec-15 to Dec-16 $294 International (iv.) 2,000 419 100% Dec-15 to Dec-17 $712 Total (v.) 66,696 9,078 78% $6,456